EXECUTION VERSION 1760953768 24780046 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT This AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, dated as of July 7, 2026 (this “Amendment”), is among WERNER RECEIVABLES COMPANY, LLC, as Borrower (in such capacity, the “Borrower”), WERNER ENTERPRISES, INC. (“Werner”), as initial Servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender and as a Group Agent, GTA FUNDING LLC, as a Conduit Lender, and THE TORONTO-DOMINION BANK (“TD Bank”), as a Related Committed Lender, as a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”). W I T N E S S E T H : WHEREAS, the Servicer, the Borrower, the Lenders and Group Agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain Loan and Security Agreement, dated as of March 27, 2025 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”); WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents and Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); and WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof. NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: A G R E E M E N T: 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Agreement. 2. Amendment to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A. 3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent: (a) Execution of the Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto. (b) Execution of the Fee Letter. The Administrative Agent shall have received a counterpart of the Fee Letter duly executed by each of the other parties thereto. Exhibit 10.3 2 1760953768 24780046 (c) Receipt of the Upfront Fee. The Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent. (d) Additional Deliverables. The Administrative Agent shall have received on or before the date hereof such other documents, agreements, certificates, and instruments listed on the closing memorandum attached as Annex A hereto, in each case, in form and substance satisfactory to the Administrative Agent. 4. Certain Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to each Credit Party as follows: (a) Representations and Warranties. The representations and warranties made by such party in the Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects both before and immediately after giving effect to this Amendment, as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date. (b) Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Amendment and (B) carry out the terms of and perform its obligations under the Transaction Documents to which it is a party (as amended by this Amendment) and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of this Amendment. (c) Binding Obligations. This Amendment constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (d) No Violation. The consummation of the transactions contemplated by this Amendment and the fulfillment of the terms hereof by it will not, (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its certificate of formation, limited liability company agreement, articles of incorporation or bylaws, as applicable, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with the Agreement and the other Transaction Documents or otherwise permitted by the Agreement or the other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have a Material Adverse Effect. 3 1760953768 24780046 (e) No Defaults. No event has occurred and is continuing and no condition exists or would result from this Amendment or any of the transactions contemplated hereby, that constitutes or would result in an Event of Default or Unmatured Event of Default. 5. Reference to, and Effect on the Agreement and the Transaction Documents. (a) The Agreement (except as specifically amended herein) shall remain in full force and effect and the Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto. (b) On and after the execution and delivery of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement, and each reference in any other Transaction Document to “the Loan and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Group Agents or the Lenders under, nor constitute a waiver of any provision of, the Agreement or any other Transaction Document. (d) To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent. 6. Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement. 7. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto. 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. 10. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 4 1760953768 24780046 SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). 11. CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (b) EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE AGREEMENT. NOTHING IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. 12. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 13. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect. 14. Reaffirmation of Performance Guaranty. After giving effect to this Amendment, the Fee Letter and the transactions contemplated hereby and thereby, all of the provisions of the Performance Guaranty shall remain in full force and effect, and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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Amendment No. 4 to LSA (Werner) 1760953768 24780046 EXHIBIT A Amendments to the Agreement (Attached) CONFORMED COPY EXHIBIT A TO AMENDMENT NO. 34 TO LOAN AND SECURITY AGREEMENT, DATED JUNE 5AS OF JULY 7, 2026 LOAN AND SECURITY AGREEMENT Dated as of March 27, 2025 by and among WERNER RECEIVABLES COMPANY, LLC, as Borrower, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Lenders and as Group Agents, THE TORONTO-DOMINION BANK, as Administrative Agent, and WERNER ENTERPRISES, INC., as initial Servicer 1760953962 24780046 191760953962 24780046 each case to the extent that amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office and (c) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Exiting Group” has the meaning set forth in Section 2.02(g). “Facility Limit” means $350,000,000375,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or Section 2.02(h). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements. “Federal Funds Rate” means, for any day, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).” If on any relevant day such rate is not yet published in H. 15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” has the meaning specified in Section 2.03(a). “Fees” has the meaning specified in Section 2.03(a). “Final Maturity Date” means the date that (i) is thirty (30) days following the Scheduled Termination Date or (ii) such earlier date on which the Aggregate Capital and all other Borrower Obligations become due and payable pursuant to Section 10.01. “Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital and Aggregate Interest have been paid in full, (ii) all Borrower Obligations shall have been paid in full, (iii) all other amounts owing to the Credit Parties and any other 311760953962 24780046 (f) all books and records of the Borrower and each Originator to the extent related to any of the foregoing, including all Records related to the foregoing; (g) all of the Borrower’s rights, interests and claims under the Purchase and Sale Agreement and the other Transaction Documents; and (h) all Collections and other proceeds (as defined in the UCC) of any of the foregoing. “Release” has the meaning set forth in Section 4.01(a). “Representatives” has the meaning set forth in Section 14.06(c). “Required Capital Amount” means $20,400,00021,875,000. “Required Reserve Percentage” means, on any day, the sum of (a) the Yield Reserve Percentage, plus (b) the greater of (i) the sum of (A) the Dynamic Loss Reserve Percentage, plus (B) the Dilution Reserve Percentage and (ii) the sum of (A) the Loss Reserve Floor Percentage, plus (B) the Dilution Reserve Floor Percentage. “Required Reserves” means, on any day, an amount determined as follows: RRP x NPB where: RRP = the Required Reserve Percentage on such day; and NPB = the Net Pool Balance on such day. “Responsible Officer” means the chief executive officer, president, general counsel, any vice president, the chief financial officer, the controller, the treasurer or the assistant treasurer or other similar officer of the applicable Werner Party or any employee of any Werner Party responsible for the administration of the obligations of any Werner Party under this Agreement or any other Transaction Document. “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto that is a nationally recognized statistical rating organization. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European

Schedule I 1760953962 24780046 TD Bank Party Committed Lender $210,000,000225,000,00 0 Capacity SCHEDULE I Commitments Wells Fargo Commitment Committed Lender $140,000,000150,000,00 0 Amendment No. 4 to LSA (Werner) 1760953768 24780046 ANNEX A (Attached) CLOSING MEMORANDUM AMENDMENT TO LOAN AND SECURITY AGREEMENT among WERNER RECEIVABLES COMPANY, LLC, as Borrower WERNER ENTERPRISES, INC., as Servicer THE PERSONS FROM TIME TO TIME PARTY THERETO, as Lenders and Group Agents and THE TORONTO-DOMINION BANK, as Administrative Agent For July 7, 2026 Closing 2 Parties and Abbreviations: Administrative Agent TD Bank Baird Baird Holm LLP, Nebraska counsel to the Werner Parties Ballard Spahr Ballard Spahr LLP, counsel to the Werner Parties Borrower Werner Receivables Company, LLC, a Delaware limited liability company structured as a typical bankruptcy-remote special purpose entity with at least one independent director Committed Lenders TD Bank and Wells Fargo Conduit Lender GTA Funding Deposit Account Banks BMO Bank N.A. and Wells Fargo FirstFleet FirstFleet, Inc., a Tennessee corporation Group Agents TD Bank and Wells Fargo GTA Funding GTA Funding LLC Independent Director Jessica L.M. Woodward, an employee of Corporation Service Company Interactive Logistics Interactive Logistics, Inc., a Tennessee corporation Lenders Conduit Lender and Committed Lenders MB Mayer Brown LLP, counsel to the Administrative Agent Originators Werner, FirstFleet and Interactive Logistics Performance Guarantor Werner Servicer Werner TD Bank The Toronto-Dominion Bank TN Counsel Spencer Fane LLP, Tennessee counsel to Werner Parties Wells Fargo Wells Fargo Bank, National Association Werner Werner Enterprises, Inc., a Nebraska corporation Werner Parties Borrower, Originators, Performance Guarantor and Servicer

3 Document A. BASIC DOCUMENTS 1. Amendment No. 4 to Loan and Security Agreement (the “LSA”) Exhibit A to Amendment No. 4 to LSA 2. Amended and Restated Fee Letter B. DOCUMENTATION AS TO AUTHORITY, INCUMBENCY AND OTHER MATTERS WITH RESPECT TO WERNER AND BORROWER 3. Secretary’s Certificate of Werner a. Authorizing Resolutions b. Certificate of Incorporation c. Bylaws d. Incumbency and signatures 4. Secretary’s Certificate of Borrower a. Authorizing Resolutions b. Certificate of Formation c. Limited Liability Company Agreement d. Incumbency and signatures 5. Good Standing Certificate of Werner from its jurisdiction of organization 6. Good Standing Certificate of Borrower from the State of Delaware C. MISCELLANEOUS 7. Payment of Administrative Agent’s and Lenders’ fees and expenses